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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)        August 29, 2000
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                         Asthma Disease Management, Inc.
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             (Exact Name of Registrant as specified in its charter)


         Delaware                          33-1534-D            22-3253496
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(State or other jurisdiction              (Commission         (IRS Employer
    of incorporation)                     File Number)      Identification No.)


272 South White Horse Pike, Berlin, NJ                               08009
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code     800-448-8199
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

         On August 29, 2000, Asthma Disease Management, Inc. (the "Company") and the Company's current Board of Directors filed a complaint in the Delaware Chancery Court against certain of the Company's former officers, directors and employees, alleging, among other things, that such former officers, directors and employees engaged in unlawful issuances of stock and other breaches of fiduciary duties. The action alleges, among other things, that the defendants caused the Company to unlawfully issue up to 53 million unauthorized shares of the Company's Common Stock. The action seeks declaratory relief, injunctive relief and damages.
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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ASTHMA DISEASE MANAGEMENT, INC.



Dated:  September 28, 2000               By:  /s/ A.J. Henley
                                              --------------------------------
                                              Name:  A.J. Henley
                                              Title: President and
                                                     Chief Executive Officer